SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
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☒	Definitive Information Statement

VIASPACE INC.

(Name of Registrant as Specified in Charter)

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SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act

of 1934 as amended

VIASPACE INC.

2400 Lincoln Avenue

Altadena, California U.S.A. 91001

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of VIASPACE Inc., a Nevada corporation, to the holders of record at the close of business on the record date, June 15, 2005, of the company’s outstanding common stock, $.0001 par value per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders in regards to a merger of our company, formerly known as Global-Wide Publication Ltd., with ViaSpace Technologies LLC, a Delaware limited liability company (the “Merger”), pursuant to an agreement and plan of merger dated effective June 15, 2005 (the “Agreement”).

Our Board of Directors unanimously approved the Merger on June 15, 2005. Our company thereafter received the consent of a majority of the outstanding shares of our common stock. The Merger is disclosed in our Form 8-K Current Report filed on June 23, 2005. Our company has filed Articles of Merger in accordance with the Nevada Revised Statutes, which were attached as an exhibit to the Form 8-K.

The entire cost of furnishing this Information Statement will be borne by our company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our board of directors have fixed the close of business on June 15, 2005 as the record date for the determination of shareholders who are entitled to receive this Information Statement. There were 37,800,000 shares of common stock issued and outstanding on June 15, 2005. We anticipate that this Information Statement will be mailed on or about July 20, 2005 to all shareholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since October 1, 2004, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of the company;
2.	any proposed nominee for election as a director of the company; and
3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled “Principal Shareholders and Security Ownership of Management”. To our knowledge, no director has advised that he intends to oppose any action described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the record date, June 15, 2005, we had a total of 37,800,000 shares of common stock ($.0001 par value per common share) issued and outstanding.

The following table sets forth, as of June 15, 2005, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Robert Hoegler 604 – 7040 Granville Ave. Richmond, British Columbia	14,400,000 shares Direct Ownership	38.09%
Rino Vultaggio 5076 Payne Street Burnaby, British Columbia	12,600,000 shares Direct Ownership	33.33%
Management as a Group including executive officers and directors	27,000,000 shares Direct Ownership	71.42%
(1)

Based on 37,800,000 shares of common stock issued and outstanding as of June 15, 2005. Except as otherwise indicated, we believe that the beneficial owners of our common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

ARTICLES OF MERGER

On June 15, 2005, our board of directors approved, subject to receiving the approval of a majority of the shareholders of our common stock, the Agreement and Articles of Merger to effect the merger of our company with ViaSpace Technologies LLC.

Shareholder approval for the Merger was obtained by written consent of 2 shareholders collectively owning 27,000,000 shares of our common stock, which represented 71.42% on the record date, June 15, 2005.

CHANGES TO OUR BUSINESS

On June 15, 2005, we entered into the Agreement with ViaSpace Technologies LLC (“VST”). Pursuant to the Agreement, on June 22, 2005, we issued 226,800,000 shares of Common Stock of the company in exchange for 100% of the membership units of VST.

DISSENTERS RIGHTS

Under Nevada law, shareholders of our common stock are entitled to dissenter’s rights of appraisal with respect to the Merger. As discussed under Appendix A, any stockholder who opposes the Merger may exercise dissent rights under Chapter 92A of the Nevada Revised Statutes. If a stockholder wishes to exercise dissent rights, the stockholder must send to us a written notice demanding payment, certifying that the stockholder acquired beneficial ownership of the shares of the company before June 15, 2005 and deposit the stockholder’s share certificates of the company with the company to 2400 Lincoln Avenue, Altadena, California USA 91001 Attention: Secretary. The procedure to dissent is described in Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, which are attached as Appendix C to the Information Statement. NRS 92A.300 to 92A.500 inclusive requires strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters’ rights. Accordingly, each stockholder who might desire to exercise dissenter’s rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

FINANCIAL AND OTHER INFORMATION

For more detailed information on our corporation, including financial statements, you may refer to our periodic filings (SEC file no. 333-110680) made with the SEC from time to time. Copies of these documents were mailed to all shareholders of our corporation. Additional copies are available on the SEC’s EDGAR database at www.sec.gov or by calling our secretary at 626-296-6310.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, VIASPACE Inc. has duly caused this report to be signed by the undersigned hereunto authorized.

July 19, 2005

VIASPACE INC.

/s/ Carl Kukkonen

By:	Carl Kukkonen,
President, Chief Executive Officer
and Director

APPENDIX  A

A copy of the dissent rights provided in NRS 92A.300 to NRS 92A.500 under Nevada law is attached as Appendix C to this Information Statement.

Under NRS 92A.380, a stockholder of VIASPACE will be entitled to dissent from, and obtain payment of the fair value of his or her VIASPACE shares of common stock (“VIASPACE Shares”). For this purpose, the “fair value” of a dissenter’s shares will be the value of the shares immediately before the effectuation of the Merger, excluding any appreciation or depreciation in anticipation of the Merger unless exclusion would be inequitable. A stockholder who is entitled to so dissent and obtain such payment may not challenge the Merger, unless the action is unlawful or fraudulent with respect to him or the company.

A stockholder of record may assert dissenter’s rights as to fewer than all of the VIASPACE Shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any one person and notifies the company in writing of the name and address of each person on whose behalf he or she asserts dissenter’s rights. The rights of a partial dissenter will be determined as if the shares as to which he or she dissents, and his or her other shares were registered in the names of different stockholders.

A beneficial stockholder may assert dissenter’s rights as to VIASPACE Shares held on his or her behalf only if:

- the beneficial stockholder submits to the company the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

- the beneficial stockholder does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

If a stockholder of record of the company (the “Non-Responding Stockholder”) wishes to exercise his, her or its dissent rights, the company is to provide to such Non-Responding Stockholder a dissenter’s notice as contemplated by NRS 92A.430. The form of dissenter’s notice is attached as Appendix B to this Information Statement. NRS 92A.430 provides, among other things, that the dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

- state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

- inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

- supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action, and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

- set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

- be accompanied by a copy of NRS 92A.300 to NRS 92A.500, inclusive.

NRS 92A.440 provides that a stockholder to whom a dissenter’s notice is sent must:

- demand payment;

- certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

- deposit his certificates, if any, in accordance with the terms of the notice.

Any stockholder who demands payment and deposits his or her certificates, if any, before the proposed corporate action is taken will retain all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

Any stockholder who does not demand payment or deposit his, her or its certificates where required, each by the date set forth in the dissenter’s notice, will not be entitled to payment for his, her or its shares under NRS 92A.

We will be entitled to restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate will retain all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

Subject to certain exceptions, within 30 days after receipt of a demand for payment from a dissenting stockholder, we will be required by NRS 92A.460 to pay to the dissenter the amount that we estimate to be the fair value of his shares, plus accrued interest. Our obligation in this regard may be enforced by the district court:

- of the county in the State of Nevada where the company’s registered office is located; or

- at the election of any dissenter residing or having its registered office in the State of Nevada, of the county where the dissenter resides or has its registered office.

Interest payable to a dissenter must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the company on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

The payment must be accompanied by:

- the company’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

- a statement of the company’s estimate of the fair value of the shares;

- an explanation of how the interest was calculated;

- a statement of the dissenter’s rights to demand payment; and

- a copy of NRS 92A.300 to NRS 92A.500, inclusive.

Under NRS 92A.470, we may elect to withhold payment from a dissenter unless he or she was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action. If we elect to withhold payment, after taking the proposed action, it will be required to estimate the fair value of the shares, plus accrued interest, and to offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his or her demand. We will also be required to send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment.

If a dissenter believes that the amount paid by the company pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470, is less than the fair value of the dissenter’s shares, or that the interest due is incorrectly calculated, the dissenter may under NRS 92A.480 notify the company in writing of his or her own estimate of the fair value of the shares and the amount of interest due; and, as applicable: (a) demand payment of such estimate, less any payment received from the company pursuant to NRS 92A.460; or (b) reject the offer pursuant to NRS 92A.470, and demand payment of the fair value of his or her shares and interest due.

A dissenter will be deemed to have waived his or her right to demand payment pursuant to NRS 92A.480 unless the dissenter notifies the company of his or her demand in writing within 30 days after the company has made or offered payment for the shares.

Under NRS 92A.490, if a dissenter’s demand for payment remains unsettled, we will be required to commence a proceeding in the district court of the county where its registered office is located within 60 days after receiving the demand, and to petition the court to determine the fair value of the shares and accrued interest. If the company does not commence the proceeding within the 60 day period, it will be required to pay each dissenter whose demand remains unsettled the amount demanded.

All dissenters, whether or not residents of Nevada, whose demands remain unsettled, will be named as parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by Nevada law.

The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The dissenters will be entitled to the same discovery rights as parties in other civil proceedings.

Each dissenter who is made a party to the proceeding is entitled to a judgment:

- for the amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds the amount paid by the company; or

- for the fair value, plus accrued interest, of his or her after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470

The court in a proceeding to determine fair value is required by Nevada law to determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court will assess the costs against the company, but retains discretion to assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

Exercising Dissent Rights

If a stockholder wishes to exercise his, her or its dissent rights, the stockholder must send to the company (at the address set out below) a written notice (a form of which is attached as Exhibit 1 to Appendix B):

- demanding payment; and

- certifying that he, she or it acquired beneficial ownership of the company’s shares prior to June 15, 2005.

The stockholder must also send any certificates representing the company’s shares to the address set out below.

All written notices and share certificates should be sent to:

VIASPACE Inc.

2400 Lincoln Avenue

Altadena, California USA 91001

Attention: Secretary

Fax:	626.296.3611

Attached as Appendix B to this Information Statement is a dissenter’s notice which must:

- state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

- inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

- supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action, and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

- set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

- be accompanied by a copy of NRS 92A.300 to NRS 92A.500, inclusive.

Any stockholder who does not demand payment or deposit his, her or its certificates by the date set forth in the dissenter’s notice will not be entitled to payment for his, her or its shares under NRS 92A.

APPENDIX  B

Dissenter’s Notice of VIASPACE Inc.

Delivered Pursuant to NRS 92A.430

Demand for payment must be sent by to the company by mail, courier, facsimile or electronic mail by August 26, 2005 as follows:

VIASPACE Inc.

2400 Lincoln Avenue

Altadena, California USA 91001

Facsimile:	626.296.3611

Attention: Secretary

Certificates of the company’s shares must be deposited with VIASPACE Inc. by September 2, 2005 as follows:

VIASPACE Inc.

2400 Lincoln Avenue

Altadena, California USA 91001

Facsimile:	626.296.3611

Attention: Secretary

Shares of the company not represented by certificates will be restricted from transfer after the demand for payment is received.

A form for demanding payment is attached to this Dissenter’s Notice as Exhibit 1.

A copy of the dissent provisions of the Nevada Revised Statutes is attached as Appendix C to the Information Statement to which this Dissenter’s Notice is attached.

EXHIBIT 1 TO DISSENTER’S NOTICE

Name and Address of Stockholder exercising dissent rights:

__________________________________________

__________________________________________

__________________________________________

Number of Shares of Stockholder over which Stockholder is exercising dissent rights:

__________________________________________

The undersigned hereby certifies that he/she/it acquired the shares of the company before June 15, 2005, being the record date for approval of the merger agreement between VIASPACE Inc. (formerly Global-Wide Publication Ltd. and Viaspace Technologies LLC).

Dated: _______________, 2005.

Signature of Co-owners,
Signature	if applicable

Print Name:

Print Title:

APPENDIX C

DISSENT PROCEDURE

SECTIONS 92A.300 TO 92A.500 OF THE

NEVADA REVISED STATUTES

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(Added to NRS by 1995, 2087)

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

(Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

(Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

(Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. If a proposed corporate action creating dissenters’ rights is authorized at a stockholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1. A stockholder to whom a dissenter’s notice is sent must:

(a) Demand payment;

(b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

(Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation’s registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2090)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

(Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

(Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091)

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

(Added to NRS by 1995, 2092)